SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 14, 1998



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       1-9026                  76-0011617
          --------                       ------                  ----------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)


                        20555 SH 249
                       HOUSTON, TEXAS                         77070
                       --------------                         -----
         (Address of Principal Executive Offices)          (Zip Code)


                                (281) 370-0670
                                --------------
             (Registrant's telephone number, including area code)



         (Former Name or Former Address, if Changed Since Last Report)

     ITEM 5.     OTHER EVENTS.

1.     In a release dated October 14, 1998, Compaq Computer Corporation (NYSE:
CPQ) announced its financial results for the period ended September 30, 1998, including an unaudited consolidated balance sheet as of September 30, 1998 and an unaudited consolidated statement of income for the period ended September
30,  1998.    The  news  release  is  attached  as  Exhibit  99.


     ITEM 7.  EXHIBITS.

Exhibit 99               News Release dated October 14, 1998.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 14, 1998

                                                COMPAQ COMPUTER CORPORATION


                                                By: /s/ Linda S. Auwers
                                                   --------------------------
                                                    Linda S. Auwers
                                                    Vice President and
                                                    Associate General Counsel